UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 8, 2003

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28440	68-0328265

(State or other jurisdiction Employer of incorporation)	(Commission File Number)	(IRS Identification No.)

13900 ALTON PARKWAY, SUITE 122 IRVINE, CA	92618

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 595-7200

Item 7. Financial Statements and Exhibits.

99.1 Press Release, dated May 8, 2003, issued by Endologix, Inc.

Item 9. Regulation FD Disclosure.

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On May 8, 2003, Endologix, Inc. announced financial results for the first quarter ended March 31, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOLOGIX, INC.

Date: May 8, 2003	By /s/ David Richards Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit 99.1	Earnings Release of Endologix, Inc. dated May 8, 2003

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